CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Lewis E. Daidone, Chief Administrative Officer of Consulting Group Capital Markets Funds - Large Capitalization Growth Investments (the "Registrant"), each certify to the best of his or her knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended August 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                     Chief Administrative Officer
Consulting Group Capital Markets            Consulting Group Capital Markets
Funds - Large Capitalization Growth         Funds - Large Capitalization Growth
Investments                                 Investments


/s/ R. Jay Gerken                           /s/ Lewis E. Daidone
------------------------------------        ------------------------------------
R. Jay Gerken                               Lewis E. Daidone
Date: November 3, 2003                      Date: November 3, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Lewis E. Daidone, Chief Administrative Officer of Consulting Group Capital Markets Funds - Large Capitalization Value Equity Investments (the "Registrant"), each certify to the best of his or her knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended August 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                     Chief Administrative Officer
Consulting Group Capital Markets            Consulting Group Capital Markets
Funds - Large Capitalization Value          Funds - Large Capitalization Value
Equity Investments                          Equity Investments


/s/ R. Jay Gerken                           /s/ Lewis E. Daidone
------------------------------------        ------------------------------------
R. Jay Gerken                               Lewis E. Daidone
Date: November 3, 2003                      Date: November 3, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Lewis E. Daidone, Chief Administrative Officer of Consulting Group Capital Markets Funds - Intermediate Fixed Income Investments (the "Registrant"), each certify to the best of his or her knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended August 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                     Chief Administrative Officer
Consulting Group Capital Markets            Consulting Group Capital Markets
Funds - Intermediate Fixed Income           Funds - Intermediate Fixed Income
Investments                                 Investments


/s/ R. Jay Gerken                           /s/ Lewis E. Daidone
------------------------------------        ------------------------------------
R. Jay Gerken                               Lewis E. Daidone
Date: November 3, 2003                      Date: November 3, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Lewis E. Daidone, Chief Administrative Officer of Consulting Group Capital Markets Funds - Long-Term Bond Investments (the "Registrant"), each certify to the best of his or her knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended August 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                     Chief Administrative Officer
Consulting Group Capital Markets            Consulting Group Capital Markets
Funds - Long-Term Bond Investments          Funds - Long-Term Bond Investments


/s/ R. Jay Gerken                           /s/ Lewis E. Daidone
------------------------------------        ------------------------------------
R. Jay Gerken                               Lewis E. Daidone
Date: November 3, 2003                      Date: November 3, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Lewis E. Daidone, Chief Administrative Officer of Consulting Group Capital Markets Funds - Municipal Bond Investments (the "Registrant"), each certify to the best of his or her knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended August 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                     Chief Administrative Officer
Consulting Group Capital Markets            Consulting Group Capital Markets
Funds - Municipal Bond Investments          Funds - Municipal Bond Investments


/s/ R. Jay Gerken                           /s/ Lewis E. Daidone
------------------------------------        ------------------------------------
R. Jay Gerken                               Lewis E. Daidone
Date: November 3, 2003                      Date: November 3, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Lewis E. Daidone, Chief Administrative Officer of Consulting Group Capital Markets Funds - Mortgage Backed Investments (the "Registrant"), each certify to the best of his or her knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended August 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                     Chief Administrative Officer
Consulting Group Capital Markets            Consulting Group Capital Markets
Funds - Mortgage Backed Investments         Funds - Mortgage Backed Investments


/s/ R. Jay Gerken                           /s/ Lewis E. Daidone
------------------------------------        ------------------------------------
R. Jay Gerken                               Lewis E. Daidone
Date: November 3, 2003                      Date: November 3, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Lewis E. Daidone, Chief Administrative Officer of Consulting Group Capital Markets Funds - High Yield Investments (the "Registrant"), each certify to the best of his or her knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended August 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                     Chief Administrative Officer
Consulting Group Capital Markets            Consulting Group Capital Markets
Funds - High Yield Investments              Funds - High Yield Investments


/s/ R. Jay Gerken                           /s/ Lewis E. Daidone
------------------------------------        ------------------------------------
R. Jay Gerken                               Lewis E. Daidone
Date: November 3, 2003                      Date: November 3, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Lewis E. Daidone, Chief Administrative Officer of Consulting Group Capital Markets Funds - Multi-Sector Fixed Income Investments (the "Registrant"), each certify to the best of his or her knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended August 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                     Chief Administrative Officer
Consulting Group Capital Markets            Consulting Group Capital Markets
Funds - Multi-Sector Fixed Income           Funds - Multi-Sector Fixed Income
Investments                                 Investments


/s/ R. Jay Gerken                           /s/ Lewis E. Daidone
------------------------------------        ------------------------------------
R. Jay Gerken                               Lewis E. Daidone
Date: November 3, 2003                      Date: November 3, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Lewis E. Daidone, Chief Administrative Officer of Consulting Group Capital Markets Funds - Government Money Investments (the "Registrant"), each certify to the best of his or her knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended August 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                     Chief Administrative Officer
Consulting Group Capital Markets            Consulting Group Capital Markets
Funds - Government Money                    Funds - Government Money
Investments                                 Investments


/s/ R. Jay Gerken                           /s/ Lewis E. Daidone
------------------------------------        ------------------------------------
R. Jay Gerken                               Lewis E. Daidone
Date: November 3, 2003                      Date: November 3, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.